Exhibit 99.1

In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 4 - August 29, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

CORPORATE MONTHLY OPERATING REPORT

	Debtor:	Orchard Supply Hardware Stores Corporation, et al.[1]
	Case Number:	13-11565
	Reporting Period:	August 4, 2013 to August 29, 2013 [2]
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations) [3]	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	Exhibit A	Yes
Cash disbursements journals	Exhibit B	Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		No	Not applicable for reporting period.
Copies of tax returns filed during reporting period		No	Not applicable for reporting period.
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Notes:

[1]	The Debtors are the following three entities (their respective case numbers follow in parentheses): Orchard Supply Hardware Stores Corporation (13-11565), OSH Properties LLC (13-11566), and Orchard Supply Hardware LLC (13-11567). The mailing address of each of the Debtors, solely for purposes of notices and communications, is 6450 Via Del Oro, San Jose, California 95119.
[2]	August 29, 2013 is the Debtor’s August fiscal month end.
[3]	Global Note – Certain bank accounts were established in the Orchard Supply Hardware Stores Corporation entity for legal purposes but for financial reporting purposes they do not map to legal entities.

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 4 - August 29, 2013

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

($000)

Debtor:	Orchard Supply Hardware Stores Corp.	OSH Properties LLC	Orchard Supply Hardware, LLC	Orchard Supply Hardware Stores Corp., et al.
Case Number:	13-11565	13-11566	13-11567
	ALLOCATION [1]			BANK ACCOUNTS
	July 7, 2013 - August 29, 2013	July 7, 2013 - August 29, 2013	July 7, 2013 - August 29, 2013	B of A - Money Market Investment	B of A -Main Concentration [1]	B of A -Store Depository Concentration	B of A -AP Checking [3]	B of A - Payroll Checking	B of A - Payroll Checking	B of A - Corporate Depository	Bank PNC Pinacle- NSF Funding	WF - AP Funding- Traveling Expenses	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
	Last 4 Digits of Bank Account:			# 3 BCS	#2794	#3268	#6446	#4222	#5154	#0508	#3422	#1749
CASH BEGINNING OF MONTH				$—	$107	$468	$77	$410	$7	$15	$3	$49	$1,136
RECEIPTS
MERCHANDISE SALES [2]	$—	$—	$53,528	$—	$792	$52,735	$—	$—	$—	$—	$—	$—	$53,528
SALE OF CLOSING STORE INVENTORY	—	—	—	—	—	—	—	—	—	—	—	—	—
TENANT IMPROVEMENT REIMBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—	—
INTER-ACCOUNT TRANSFERS	—	—	42,003	—	—	—	35,800	6,110	—	—	—	93	42,003
REVOLVER BORROWINGS	49,950	—	—	—	49,950	—	—		—	—	—	—	49,950
OTHER	351	—	6,549	—	351	—	129		—	6,420	—	—	6,899

TOTAL RECEIPTS	$50,301	$—	$102,079	$—	$51,093	$52,735	$35,929	$6,110	$—	$6,420	$—	$93	$152,380

DISBURSEMENTS
INTER-ACCOUNT TRANSFERS	$41,910	$—	$—	$—	$41,910	$—	$—	$—	$—	$—	$—	$—	$41,910
REVOLVER PAYDOWNS	—	—	58,603	—	—	52,697	—	—	—	5,906	—	—	58,603
PAYMENT TO GREAT AMERICAN	—	—	4,223	—	—	—	4,223	—	—	—	—	—	4,223
MERCHANDISE	—	—	17,295	—	—	—	17,295	—	—	—	—	—	17,295
FREIGHT	—	—	1,875	—	—	—	1,875	—	—	—	—	—	1,875
PAYROLL & BENEFITS	35	—	5,964	—	35	—	—	5,964	—	—	—	—	6,000
RENT	—	—	64	—	—	—	64	—	—	—	—	—	64
REAL ESTATE TAXES	—	—	25	—	—	—	25	—	—	—	—	—	25
OTHER OCCUPANCY	—	—	712	—	—	—	712	—	—	—	—	—	712
SALES, USE, & OTHER TAXES	4,958	—	—	—	4,958	—	—	—	—	—	—	—	4,958
SELLING (STORES)	—	—	767	—	—	—	767	—	—	—	—	—	767
INSURANCE (STORES)	—	—	45	—	—	—	45	—	—	—	—	—	45
ADVERTISING	—	—	1,711	—	—	—	1,711	—	—	—	—	—	1,711
G&A / OTHER OPERATING	3,025	—	3,561	—	3,025	—	3,451	—	—	—	—	111	6,587
PROFESSIONAL FEES	—	—	1,066	—	—	—	1,066	—	—	—	—	—	1,066
CAPITAL EXPENDITURES	—	—	362	—	—	—	362	—	—	—	—	—	362
INTEREST	—	—	—	—	—	—	—	—	—	—	—	—	—
OUTSTANDING CHECKS [3]	—	—	2,045	—	—	—	2,045	—	—	—	—	—	2,045

TOTAL DISBURSEMENTS	$49,928	$—	$98,319	$—	$49,928	$52,697	$33,641	$5,964	$—	$5,906	$—	$111	$148,247

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	$372	$—	$3,760	$—	$1,165	$38	$2,288	$145	$—	$514	$—	$(17)	$4,132
CASH – END OF MONTH				$—	$1,272	$506	$2,365	$555	$7	$529	$3	$31	$5,268
													[4	]

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:	OSH Stores Corp. (13-11565)	OSH Properties, LLC (13-11566)	OSH LLC (13-11567)	TOTAL
TOTAL DISBURSEMENTS	$49,928	$—	$98,319	$148,247
Less: Transfers to Debtor In Possession Accounts	$(41,910)	$—	$—	$(41,910)
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)	$—	$—	$—	$—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$8,019	$—	$98,319	$106,338

Note:

[1]	The Main Concentration account is owned by Orchard Supply Hardware Stores Corp. All other bank accounts are owned by Orchard Supply Hardware, LLC.
[2]	Includes sales tax receipts and proceeds from 8 stores GOB for the period 8/4 to 8/29. All merchandise sales belong to Orchard Supply Hardware, LLC.
[3]	The disbursements listed for the AP Checking account is on a check-cut basis.
[4]	Excludes Utility deposit of $233K in BOA#5183 required for bankruptcy court order.

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 4 - August 29, 2013

BANK RECONCILIATIONS

MOR-1a

($000)

Debtor:	Orchard Supply Hardware Stores Corporation, et al.
Case Number:	13-11565
	B of A -Money Market Investment # 3 BCS	B of A - Main Concentration [1] #2794	B of A - Store Depository Concentration #3268	B of A -AP Checking #6446	B of A - Payroll Checking #4222	B of A - Payroll Checking #5154	B of A - Corporate Depository #0508	Bank PNC Pinacle-NSF Funding #3422	WF - AP Funding- Traveling Expenses #1749	Cash at stores	Total [3][4]
BALANCE PER BOOKS	$—	$1,932	$1,244	$1,558	$438	$7	$529	$3	$21	$753	$6,485
BANK BALANCE [2]	$—	$1,272	$506	$2,365	$555	$7	$529	$3	$31	$0	5,268
(+) DEPOSITS IN TRANSIT:	—	660	738	99	—	—	—	—	—	—	1,497
(-) OUTSTANDING CHECKS:	—	—	—	(917)	(142)	—	—	—	(10)	—	(1,069)
OTHER:	—	—	—	—	24	—	—	—	—	—	24

ADJUSTED BANK BALANCE	$—	$1,932	$1,244	$1,547	$437	$7	$529	$3	$22	$0	$5,720

Note:

[1]	The Main Concentration account is owned by Orchard Supply Hardware Stores Corp. All other bank accounts are owned by Orchard Supply Hardware, LLC. The two payroll accounts are consolidated into one account on the Company’s books.
[2]	Ending cash balance from previous page.
[3]	Excludes Utility deposit of $233K in BOA#5183 required for bankruptcy court order.

[4]	Total cash balance per books	$6,485
	Credit Card receivable	$4,570

	Cash per Balance Sheet	$11,055

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 4 - August 29, 2013

SCHEDULE OF PROFESSIONAL FEES PAID

MOR -1b

($000)

Debtor:	Orchard Supply Hardware Stores Corporation, et al.
Case Number:	13-11565

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
BMC Group, Inc.	6/1/13 to 7/31/13	$237	Orchard Supply Hardware, LLC	Wire Transfer	8/5/2013	$67	$170	$67	$170
Dechert LLP	6/17/13 to 8/20/13	370	Orchard Supply Hardware, LLC	Wire Transfer	8/29/2013	361	9	362	14
DLA Piper LLP	6/17/13 to 6/30/13	279	Orchard Supply Hardware, LLC	Wire Transfer	8/21/2013	278	1	278	1
Young Conaway Stargatt Taylor	5/17/13 to 8/25/13	61	Orchard Supply Hardware, LLC	ACH	8/27/2013	56	5	56	5
Zolfo Cooper	8/1/13 to 8/31/13	119	Orchard Supply Hardware, LLC	Wire Transfer	8/27/2013	100	19	200	26

					Total $ Paid:		$1,066

Note:	All professional fees are paid out of the Bank Of America AP Checking Account

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 4 - August 29, 2013

UNAUDITED STATEMENT OF OPERATIONS

FOR THE 4 WEEKS ENDED August 29, 2013

( In thousands)

	4 Weeks Ended
	August 29, 2013
				Orchard Supply
		OSH Properties		Hardware Stores
	OSH LLC	LLC	Eliminations	Corp.
REVENUES	$38,923	$268	$(268)	$38,923
COSTS AND EXPENSES:
Cost of sales	30,995	105	(268)	30,833
Selling and administrative	25,155	1,532		26,687
Depreciation and amortization	1,472	106		1,578

Total operating costs and expenses	57,622	1,743	(268)	59,097

OPERATING (LOSS) INCOME	(18,699)	(1,475)	—	(20,174)
INTEREST EXPENSE	1,435	—	—	1,435

(LOSS) INCOME BEFORE INCOME TAX	(20,134)	(1,475)	—	(21,609)
INCOME TAX (BENEFIT) EXPENSE	—	—	—

NET (LOSS) INCOME	$(20,134)	$(1,475)	$—	$(21,609)

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 4 - August 29, 2013

UNAUDITED BALANCE SHEETS

AS OF August 29, 2013

(In thousands)

	August 29, 2013
			OSH Properties
	OSH Stores Corp.	OSH LLC	LLC	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$—	$882	$7,646	$8,528
Merchandise inventories	—	160,728	—	160,728
Income tax receivable	—	878	2,659	3,537
Deferred income taxes	—	1,658	—	1,658
Prepaid expenses and other current assets	—	30,906	—	30,906

Total current assets	—	195,052	10,305	205,357
PROPERTY AND EQUIPMENT - Net	—	141,579	20,005	161,584
OTHER INTANGIBLE ASSETS	—	23,650	1,103	24,753
DEFERRED FINANCING COSTS, NET	—	4,410	—	4,410
OTHER LONG TERM ASSETS	—	—	—	—

TOTAL	$—	$364,691	$31,413	$396,104

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Merchandise payables	$—	$23,674	$—	$23,674
Accrued expenses and other liabilities	—	49,114	—	49,114

Current liabilities not subject to compromise	—	72,788	—	72,788
Merchandise payables	—	37,838	—	37,838
Current portion of long-term debt and capital lease obligations	—	210,824	—	210,824
Accrued expenses and other liabilities	—	22,726	—	22,726

Current liabilities subject to compromise	—	271,388	—	271,388

Total current liabilities	—	344,176	—	344,176
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS	—	43,309	—	43,309
LONG-TERM DEPOSITS FROM SALE OF REAL ESTATE	—	40,665	—	40,665
OTHER LONG-TERM LIABILITIES	—	44,594	1,266	45,860
DEFERRED INCOME TAXES	—	(20,836)	27,926	7,090

Total liabilities	—	451,908	29,192	481,100
STOCKHOLDERS’ EQUITY	—	(87,217)	2,221	(84,996)

TOTAL	$—	$364,692	$31,412	$396,104

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 4 - August 29, 2013

STATUS OF POST-PETITION TAXES

MOR - 4

($000)

Debtor:	Orchard Supply Hardware Stores Corporation, et al.
Case Number:	13-11565
Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	$179	$337	$380	—	—	$136
FICA-Employee [1]	147	256	297	—	—	106
FICA-Employer [1]	146	403	443	—	—	106
Unemployment	3	6	7	—	—	2
Income	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total Federal Taxes [1]	$474	$1,002	$1,127	—	—	$349

State and Local
Withholding [1]	65	52	68	—	—	49
Sales/Use	4,301	5,001	4,958	—	—	4,343
Unemployment	20	43	51	—	—	12
Real Property	1,665	533	131	—	—	2,068
Personal Property	190	53	39	—	—	205
CA Employment Training Fund [1]	0	1	1	—	—	0
Tri County Metro District Tax [1]	0	1	1	—	—	0
Oregon State Workers Comp [1]	0	0	0	—	—	0
Total State and Local	$6,242	$5,684	$5,248	—	—	$6,678

Total Taxes	$6,716	$6,686	$6,375	—	—	$7,027

[1]	Payroll taxes are totals from two payroll tax payment made during the fiscal month of August. Payroll accounts are owned by Orchard Supply Hardware, LLC.

LISTING OF AGED POST-PETITION	Orchard Supply Hardware Stores Corporation, et al.
ACCOUNTS PAYABLE	13-11565
($000)
Number of Days Past Due
	Current	31-60	61-90	Over 91	Total
Accounts Payable	$7,961	$—	$—	$—	$7,961
Wages Payable	—	—	—	—	—
Taxes Payable	7,027	—	—	—	7,027
Rent/Leases-Building	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—
Professional Fees	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—

Total Post-petition Debts	$14,988	$—	$—	$—	$14,988

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 4 - August 29, 2013

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

($000)

Debtor:	Orchard Supply Hardware Stores Corporation, et al.
Business unit number:	13-11565

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$8,206
Plus: Amounts billed during the period	50,962
Less: Amounts collected during the period	51,946

Total Accounts Receivable at the end of the reporting period	$7,223

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$7,223	$—	$—	$—	$7,223
31 - 60 days old	—	—	—	—	—
61 - 90 days old	—	—	—	—	—
91+ days old	—	—	—	—	—

Total Accounts Receivable	$7,223	$—	$—	$—	$7,223

Less: Bad Debts (Amount considered uncollectible)	—	—	—	—	—

Net Accounts Receivable	$7,223	$—	$—	$—	$7,223

Note:	Includes credit card receivables.

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In re: OSH 1 Liquidating Corporation (f/k/a In re: Orchard Supply Hardware Stores Corporation), et al.,	Case No. 13-11565 Reporting Period: August 4 - August 29, 2013

DEBTOR QUESTIONNAIRE

MOR - 6

Must be completed each month.	Yes	No	Notes:
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X		9 GOB stores inventory sold to Great American in month of August.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X		Bank of America account # XXXXXX3685 opened in the reporting period to receive funds from sales transaction. Email confirmation available upon request.

Note:	This Questionnaire covers Orchard Supply Hardware Stores Corp., OSH Properties, LLC and Orchard Supply Hardware, LLC.

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